UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): August 26, 2010

  GEOPHARMA, INC.

(Exact name of registrant as specified in charter)

Florida	001-16185	59-2600232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Bryan Dairy Road, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (727) 544-8866

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Addition of and Departure of Directors or Certain Officers

On August 26, 2010, both the Company's Chairman of the Board and Chief Executive Officer and Director resigned as directors and officers of the Company and their employment agreements were terminated.

  On August 26, 2010, the Company's former Chief Executive Officer, Mihir K. Taneja was nominated by the Company's independent directors of the board as interim Chairman of the Board.

On August 26, 2010, George Stuart, Jr., was nominated by the Company's independent directors of the board as the Company's interim President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

GEOPHARMA, INC.

Date: August 26, 2010
/s/ Carol Dore-Falcone
Carol Dore-Falcone,
Senior Vice President and Chief Financial Officer

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